UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 4, 2005
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01 Entry into a Material Definitive Agreement
     On August 10, 2005, Affiliated Computer Services, Inc.’s Board of Directors approved payment of an annual retainer to the Lead Independent Director of $5,000.
Item 7.01 Regulation FD Disclosure.
     On August 4, 2005, Affiliated Computer Services, Inc. (the “Company”) held a Fiscal Year 2005 Fourth Quarter and Fiscal Year 2005 Earnings Conference Call on its website. Attached as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during that call and the questions and answers following the presentation. Attached as Exhibit 99.2 are the slides presented during that call on the Company’s website.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the script of the Company’s presentation during the call and the questions and answers following the presentation attached as Exhibit 99.1 and the slides presented during the call attached hereto as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Statements contained in the Exhibits to this Form 8-K about the Company’s outlook and all other statements therein other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors, including: loss of, or reduction of business from, significant clients; impairment of investments made to attract clients; competition; difficulties in executing our acquisition strategy; failure to properly manage our operations and our growth; termination rights, audits and investigations of our government clients; protest of government client contract awards; exercise of contract termination provisions and service level penalties; pricing risks; potential actuarial consulting services claims; loss of significant software vendor relationships; intellectual property infringement claims; rapid technological changes; federal and state laws relating to individually identifiable information; budget deficits at, or fluctuations in the number of requests for proposals issued by, state and local governments and their agencies; international risks; armed hostilities and terrorist attacks; failure to attract and retain necessary technical personnel and skilled management and qualified subcontractors; servicing risks related to loan portfolios we administer; disruption in utility or network services; and indemnification risk. These factors, when applicable, are discussed in the Company’s filings with the Securities and Exchange Commission, including the prospectus supplement (registration number 333-68656) filed pursuant to Rule 424(b)(5) on June 2, 2005, a copy of which may be obtained through the Company without charge. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.
Item 9.01 Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits referenced below and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Transcript of Fiscal Year 2005 Fourth Quarter and Fiscal Year 2005 Earnings Conference Call webcast on August 4, 2005.

99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2005 Fourth Quarter and Fiscal Year 2005 Earnings Conference Call on August 4, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: August 10, 2005	By:	/s/ WARREN D. EDWARDS
		Name:	Warren D. Edwards
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Transcript of Fiscal Year 2005 Fourth Quarter and Fiscal Year 2005 Earnings Conference Call webcast on August 4, 2005.

99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2005 Fourth Quarter and Fiscal Year 2005 Earnings Conference Call on August 4, 2005.

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